UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 3, 2005 (Date of earliest event reported: March 2, 2005)

Nexstar Broadcasting Group, Inc.

Nexstar Finance Holdings, Inc.

Nexstar Broadcasting, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware Delaware Delaware	000-50478 333-68964 333-62916-01	23-3083125 23-3063153 23-3063152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 2, 2005, Nexstar Broadcasting Group, Inc. issued a press release announcing that it had called for redemption all $160 million in aggregate principal amount of outstanding 12% Senior Subordinated Notes due April 1, 2008. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated March 2, 2005

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ G. Robert Thompson
Date: March 3, 2005	Name:	G. Robert Thompson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 2, 2005